UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2021

374WATER INC.

(Exact name of registrant as specified in charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-27866 (Commission File Number)	88-0271109 (I.R.S. Employer Identification No.)

9300 S. Dadeland Blvd., Suite 600, Miami, Florida (Address of Principal Executive Offices)	33156 (Zip Code)

Registrant’s telephone number, including area code: (305) 670-3370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 16, 2021, PowerVerde, Inc. (“PowerVerde”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with 374Water, Inc., a privately held company based in Durham, North Carolina (“374Water”) and 374Water Acquisition Corp., a newly-formed wholly-owned subsidiary of PowerVerde (“Sub”). Pursuant to the merger contemplated by the Merger Agreement (the “Merger”), on April 16, 2021 Sub merged into 374Water, with 374Water as the surviving corporation.

On April 22, 2021, PowerVerde filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other items, the consummation of the Merger.

On April 21, 2021, 374Water changed its name to “374Water Systems Inc.” On April 30, 2021, PowerVerde changed its name to “374Water Inc.”

This Amendment No. 1 on Form 8-K (“Form 8-K/A”) amends the Original Form 8-K to provide the audited financial statements of 374Water and the pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, respectively.

ITEM 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The audited balance sheet of 374Water for the years ended December 31, 2020 and 2019, and the related statements of operations, stockholders’ deficit, and cash flows for the years ended December 31, 2020 and 2019, and the related notes to the financial statements are included as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2021, the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2021, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020, and related notes are included as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

The Company is furnishing unaudited pro forma financial information in this Form 8-K/A for informational purposes only to assist investors in formulating a comparative framework within which to analyze the Company’s financial performance. The unaudited pro forma financial information is not indicative of the results of operations that would have been achieved if the Merger had closed at the beginning of 2020 and do not purport to project the future operating results of the consolidated company.

(c)	Exhibits

Exhibit Number	Description
99.1	Audited Financial Statements of 374Water for the years ended December 31, 2020 and 2019

99.2	Unaudited Pro Forma Condensed Combined Financial Information

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

347WATER INC.

Dated: July 1, 2021	By:	/s/ Yaacov Nagar
	Name:	Yaacov Nagar
	Title:	Chief Executive Officer